UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21128
Legg Mason Partners Variable Equity Trust
(Exact name of registrant as specified in charter)
55 Water Street, New York, NY 10041
(Address of principal executive offices) (Zip code)
Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
100 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)
Registrant’s telephone number, including area code:
Funds Investor Services at 1-800-822-5544
or
Institutional Shareholder Services at 1-888-425-6432
Date of fiscal year end: December 31
Date of reporting period: December 31, 2009

ITEM 1. REPORT TO STOCKHOLDERS.
The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / DECEMBER 31, 2009

Legg Mason Variable
Lifestyle Series

Legg Mason Variable
Lifestyle Allocation 85%

Legg Mason Variable
Lifestyle Allocation 70%

Legg Mason Variable
Lifestyle Allocation 50%

Managed by LEGG MASON GLOBAL ASSET ALLOCATION, LLC

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Variable Lifestyle Series

Legg Mason Variable Lifestyle Series (“Variable Lifestyle Series”) consists of separate investment Portfolios, each with its own investment objective and policies. Each Portfolio offers different levels of potential return and involves different levels of risk.

The Portfolios are separate investment series of the Legg Mason Partners Variable Equity Trust, a Maryland business trust.

Portfolio name changes

Prior to November 2, 2009, the Portfolios were known as Legg Mason Partners Variable Lifestyle Allocation 85%, Legg Mason Partners Variable Lifestyle Allocation 70% and Legg Mason Partners Variable Lifestyle Allocation 50%. There were no changes in the Portfolios’ investment objectives or investment policies as a result of the name change.

What’s inside

Letter from the chairman	I

Portfolios overview	1

Portfolios at a glance	7

Portfolios expenses	10

Portfolios performance	12

Historical performances	15

Schedules of investments	18

Statements of assets and liabilities	21

Statements of operations	22

Statements of changes in net assets	25

Financial highlights	28

Notes to financial statements	31

Report of independent registered public accounting firm	39

Board approval of management and subadvisory agreements	40

Additional information	49

Important tax information	56

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is each Portfolio’s investment manager and Legg Mason Global Asset Allocation, LLC (“LMGAA”) is each Portfolio’s subadviser. LMPFA and LMGAA are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

Dear Shareholder,

At a meeting held in August 2009, the Portfolios’ Board of Trustees approved a recommendation from Legg Mason Partners Fund Advisor, LLC, the Portfolios’ investment manager, to change the fiscal year-end of the Portfolios from January 31 to December 31. As a result of this change, shareholders are being provided with a short-period annual report for the eleven-month period from February 1, 2009 through December 31, 2009.

While the U.S. economy was weak during much of the eleven-month reporting period ended December 31, 2009, the lengthiest recession since the Great Depression finally appeared to have ended during the third quarter of 2009.

Looking back, the U.S. Department of Commerce reported that first quarter 2009 U.S. gross domestic product (“GDP”)i contracted 6.4%. The economic environment then started to get relatively better during the second quarter, as GDP fell 0.7%. The economy’s more modest contraction was due, in part, to smaller declines in both exports and business spending. After contracting four consecutive quarters, the Commerce Department reported that third quarter 2009 GDP growth was 2.2%. A variety of factors helped the economy to expand, including the government’s $787 billion stimulus program, its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales, and tax credits for first-time home buyers. Economic growth then accelerated during the fourth quarter of 2009, as the advance estimate for GDP growth was 5.7%. The Commerce Department cited a slower drawdown in business inventories and consumer spending as contributing factors spurring the economy’s higher growth rate.

Even before GDP advanced in the third quarter, there were signs that the economy was starting to regain its footing. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.9 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). PMI data subsequently showed that manufacturing expanded from September through December as well. In addition, December’s PMI reading of 55.9 was the highest since April 2006.

There were some mixed signals from the housing market toward the end of the reporting period. According to its most recent data, the S&P/Case-Shiller Home Price Indexiii indicated that month-over-month home prices rose for the sixth straight month in November. However, according to the National Association of Realtors, while existing home sales rose 7.4% in November, sales fell by nearly 17% in December.

One area that remained weak — and could hamper the magnitude of economic recovery — was the labor market. While monthly job losses have moderated compared to earlier in the year, the unemployment rate remained elevated during the reporting period. After reaching a twenty-six-year high of 10.1% in October 2009, the unemployment rate fell to 10.0% in November and remained unchanged the following month. Since December 2007, the unemployment rate has more than doubled and the number of unemployed workers has risen by more than eight million.

The Federal Reserve Board (“Fed”)iv continued to pursue an accommodative monetary policy during the reporting period. After reducing the federal funds ratev from 5.25% in August 2007 to a range of 0 to 1/4 percent in December 2008 — a historic low — the Fed maintained this stance through the end of 2009 and during its first

Legg Mason Variable Lifestyle Series   I

Letter from the chairman continued

meeting in January 2010. In conjunction with its January 2010 meeting, the Fed said that it ”will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

After falling nearly 30% from September through November 2008 (before the reporting period began), the U.S. stock market, as measured by the S&P 500 Indexvi (the “Index”), rallied and, overall, generated strong results during the eleven-month reporting period. Stock prices fell during the first month of the reporting period, due to the rapidly weakening global economy, an ongoing credit crisis and plunging corporate profits. Stock prices continued to decline in early March, reaching a twelve-year low on March 9th. Stocks then moved sharply and posted positive returns during nine of the last ten months of the reporting period. From its March trough through the end of December, the Index gained approximately 67%, its fastest rebound since 1933. The market’s rally was attributed to a number of factors, including optimism that the economy was gaining traction and that corporate profits would continue to improve. All told, the Index returned 38.10% over the eleven-month reporting period ended December 31, 2009.

Turning to the bond market, both short- and long-term Treasury yields fluctuated during the reporting period. When the period began, Treasury yields were extremely low, given numerous “flights to quality” that were triggered by the fallout from the financial crisis in 2008. After starting the period at 0.94% and 2.87%, respectively, two- and ten-year Treasury yields then generally moved higher (and their prices lower) until early June. Two- and ten-year yields peaked at 1.42% and 3.98%, respectively, before falling and ending the reporting period at 1.14% and 3.85%, respectively. Over the eleven months ended December 31, 2009, longer-term yields moved higher than their shorter-term counterparts due to fears of future inflation given the government’s massive stimulus program. In a reversal from 2008, investor risk aversion faded during the eleven-month reporting period, driving spread sector (non-Treasury) prices higher. For the eleven months ended December 31, 2009, the Barclays Capital U.S. Aggregate Indexvii returned 6.87%.

A special note regarding increased market volatility

Dramatically higher volatility in the financial markets has been very challenging for many investors. Market movements have been rapid — sometimes in reaction to economic news, and sometimes creating the news. In the midst of this evolving market environment, we at Legg Mason want to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your portfolios

Please read on for a more detailed look at prevailing economic and market conditions during the Portfolios’ reporting period and to learn how those conditions have affected the Portfolios’ performance.

Important information with regard to recent regulatory developments that may affect each Portfolio is contained in the Notes to Financial Statements included in this report.

II   Legg Mason Variable Lifestyle Series

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

January 29, 2010

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii	The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii	The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv	The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

[v]	The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vii	The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

Legg Mason Variable Lifestyle Series   III

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Portfolio overview

The Legg Mason Variable Lifestyle Series (the “Variable Lifestyle Series”) consists of three portfolio investment options (the “Portfolios”), each of which is a “fund of funds” that invests in a combination of equity and fixed-income mutual funds. The Variable Lifestyle Series offers a mix of equity funds categorized according to average market capitalization (size), investing style (e.g., value, core or growth) and global exposure (e.g., U.S. and/or international stocks). The various options within the Variable Lifestyle Series also offer a mix of bond asset classes such as U.S. and foreign government debt, corporate bonds, high-yield debt and emerging market debt — each of which carries a varying degree of risk/reward potential.

Q. What were the overall market conditions during the Portfolios’ reporting period?

A. Global equity markets fell in the first month of the reporting period, but then rebounded strongly, as investors began to believe that the worst case economic scenario that had been driving prices down was in fact unlikely to materialize. Stocks continued to rise as the period went on thanks to signs that the global economy was beginning to grow again. For the eleven-month period ended December 31, 2009, the overall domestic stock market, as measured by the S&P 500 Indexi, returned 38.10%. Over the same time frame, the Russell 1000 Indexii of large-cap U.S. stocks produced a total return of 39.85%. Small-cap U.S. stocks performed even better, with the Russell 2000 Indexiii returning 43.09% over the same period. International stock markets were also very strong. For the eleven months ended December 31, 2009, the MSCI EAFE Indexiv produced a total return of 46.11%.

In the fixed-income markets, as in the equity markets, much of what happened in this reporting period was a mirror image of what had happened in the previous period. Long-term U.S. Treasury bond yields rose, thanks to the renewed investor confidence in an economic recovery, as well as to fears about the impact of expanded government budget deficits, which will require the U.S. government to issue large amounts of bonds. The ten-year U.S. Treasury bond yield rose from 2.87% at the start of the period to 3.85% at the end. Two-year Treasury yields rose more modestly, from 0.94% to 1.14%. However, while yields on government bonds were rising, yields on corporate bonds — whether investment grade or below investment grade — were falling, as investors took advantage of the very wide yield spreads that were on offer thanks to earlier pessimism about the economy. The yield to maturity for the Barclays Capital U.S. Corporate Investment Grade Indexv fell from 7.29% at the start of the period to 4.74% at the end. Bond prices move inversely with yields, so government bond prices fell while corporate bond prices rose. Overall, the Barclays Capital U.S. Aggregate Indexvi returned 6.87% for the eleven months ended December 31, 2009. However, that overall figure disguises a wide gap between the return on Treasury bonds versus corporate bonds. The Barclays Capital U.S. Treasury Indexvii was down 0.67% over the period, while the Barclays Capital U.S. Corporate Investment Grade Index returned 18.15%.

Q. How did we respond to these changing market conditions?

A. At the beginning of the period, we were below our benchmark weights in our exposure to underlying equity funds as a whole, and above our benchmark weights in our exposure to underlying fixed-income funds as a whole, because we felt that earnings were likely to fall fairly steeply. As the period progressed, earnings did in fact fall steeply. By July, we felt that the drop in earnings had proceeded far enough that, combined with the signs of economic recovery we were beginning to see, we decided to bring our exposures to underlying equity funds and underlying fixed-income funds back to our benchmark weights. They remained there through the end of the period.

Legg Mason Variable Lifestyle Series 2009 Annual Report   1

Portfolios overview continued

Legg Mason Variable Lifestyle Allocation 85%
Target Asset Allocation1

Legg Mason Variable Lifestyle Allocation 85% seeks capital appreciation by investing 85% of its assets in underlying funds that invest principally in equity securities and 15% in underlying funds that invest principally in fixed-income securities.
Performance review

For the eleven-month period from February 1, 2009 through December 31, 2009, Legg Mason Variable Lifestyle Allocation 85%2 returned 40.53%. The Portfolio’s unmanaged benchmarks, the Barclays Capital U.S. Aggregate Index, the Russell 3000 Indexviii and the Lifestyle Allocation 85% Composite Benchmarkix, returned 6.87%, 40.10% and 38.87%, respectively, over the same time frame. The Lipper Variable Mixed-Asset Target Allocation Growth Funds Category Average3 returned 31.41% for the same period.

   PERFORMANCE SNAPSHOT as of December 31, 2009 (unaudited)

	6 MONTHS	11 MONTHS
Variable Lifestyle Allocation 85%[2]	20.92%	40.53%

Barclays Capital U.S. Aggregate Index	3.95%	6.87%

Russell 3000 Index	23.17%	40.10%

Lifestyle Allocation 85% Composite Benchmark	21.05%	38.87%

Lipper Variable Mixed-Asset Target Allocation Growth Funds Category Average[3]	17.60%	31.41%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Portfolio returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

The portfolio managers periodically adjust the allocation of the Portfolio’s assets among different Legg Mason-affiliated funds depending upon the portfolio managers’ outlook for the equity markets in general, particular sectors of such markets and the performance outlook for the underlying funds. The Portfolio is not expected to be invested in all of the underlying funds at any time. The Portfolio may change its allocations among the underlying funds and may vary the allocation between equity and fixed-income funds within the Target Range4 without prior notice to shareholders.

   TOTAL ANNUAL OPERATING EXPENSES† (unaudited)

As of the Portfolio’s most current prospectus dated April 30, 2009, the gross total operating expense ratio was 0.89%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

[1]	The Target Asset Allocation set forth above represents an approximate mix of investments for Legg Mason Variable Lifestyle Allocation 85%. The allocation and investment mix of the Portfolio may vary depending upon market conditions, cash flows in and out of the Portfolio and other factors. In addition, the allocation and investment range of the Portfolio may be changed, from time to time, without prior notice to shareholders.
[2]	The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.
[3]	Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 258 funds for the six-month period and among the 217 funds for the eleven-month period from February 1, 2009 through December 31, 2009 in the Portfolio’s Lipper category.
[4]	The Target Range is the percentage range, as stated by the prospectus, within which the Portfolio may make tactical changes to its equity funds/fixed-income funds allocation.
†	Includes expenses of the underlying funds in which the Portfolio invests.

2   Legg Mason Variable Lifestyle Series 2009 Annual Report

Legg Mason Variable Lifestyle Allocation 70%
Target Asset Allocation1

Legg Mason Variable Lifestyle Allocation 70% seeks long-term growth of capital by investing 70% of its assets in underlying funds that invest principally in equity securities and 30% in underlying funds that invest principally in fixed-income securities.
Performance review
For the eleven-month period from February 1, 2009 through December 31, 2009, Legg Mason Variable Lifestyle Allocation 70%2 returned 38.90%. The Portfolio’s unmanaged benchmarks, the Barclays Capital U.S. Aggregate Index, the Russell 3000 Index and the Lifestyle Allocation 70% Composite Benchmarkx, returned 6.87%, 40.10% and 33.15%, respectively, over the same time frame. The Lipper Variable Mixed-Asset Target Allocation Growth Funds Category Average3 returned 31.41% for the same period.

   PERFORMANCE SNAPSHOT as of December 31, 2009 (unaudited)

	6 MONTHS	11 MONTHS
Variable Lifestyle Allocation 70%[2]	19.84%	38.90%

Barclays Capital U.S. Aggregate Index	3.95%	6.87%

Russell 3000 Index	23.17%	40.10%

Lifestyle Allocation 70% Composite Benchmark	18.07%	33.15%

Lipper Variable Mixed-Asset Target Allocation Growth Funds Category Average[3]	17.60%	31.41%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Portfolio returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

The portfolio managers periodically adjust the allocation of the Portfolio’s assets among different Legg Mason-affiliated funds depending upon the portfolio managers’ outlook for the equity markets in general, and, to a lesser degree, the bond markets, particular sectors of such markets and the performance outlook for the underlying funds. The Portfolio is not expected to be invested in all of the underlying funds at any time. The Portfolio may change its allocations among the underlying funds and may vary the allocation between equity and fixed-income funds within the Target Range4 without prior notice to shareholders.

   TOTAL ANNUAL OPERATING EXPENSES† (unaudited)

As of the Portfolio’s most current prospectus dated April 30, 2009, the gross total operating expense ratio was 0.82%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

[1]	The Target Asset Allocation set forth above represents an approximate mix of investments for Legg Mason Variable Lifestyle Allocation 70%. The allocation and investment mix of the Portfolio may vary depending upon market conditions, cash flows in and out of the Portfolio and other factors. In addition, the allocation and investment range of the Portfolio may be changed, from time to time, without prior notice to shareholders.
[2]	The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.
[3]	Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 258 funds for the six-month period and among the 217 funds for the eleven-month period from February 1, 2009 through December 31, 2009 in the Portfolio’s Lipper category.
[4]	The Target Range is the percentage range, as stated by the prospectus, within which the Portfolio may make tactical changes to its equity funds/fixed-income funds allocation.
†	Includes expenses of the underlying funds in which the Portfolio invests.

Legg Mason Variable Lifestyle Series 2009 Annual Report   3

Portfolios overview continued

Legg Mason Variable Lifestyle Allocation 50%
Target Asset Allocation1

Legg Mason Variable Lifestyle Allocation 50% seeks a balance of growth of capital and income by investing 50% of its assets in underlying funds that invest principally in equity securities and 50% in underlying funds that invest principally in fixed-income securities.
Performance review
For the eleven-month period from February 1, 2009 through December 31, 2009, Legg Mason Variable Lifestyle Allocation 50%2 returned 35.93%. The Portfolio’s unmanaged benchmarks, the Barclays Capital U.S. Aggregate Index, the Russell 1000 Index and the Lifestyle Allocation 50% Composite Benchmarkxi, returned 6.87%, 39.85% and 26.75%, respectively, over the same time frame. The Lipper Variable Mixed-Asset Target Allocation Moderate Funds Category Average3 returned 28.55% for the same period.

   PERFORMANCE SNAPSHOT as of December 31, 2009 (unaudited)

	6 MONTHS	11 MONTHS
Variable Lifestyle Allocation 50%[2]	18.69%	35.93%

Barclays Capital U.S. Aggregate Index	3.95%	6.87%

Russell 1000 Index	23.11%	39.85%

Lifestyle Allocation 50% Composite Benchmark	14.54%	26.75%

Lipper Variable Mixed-Asset Target Allocation Moderate Funds Category Average[3]	15.51%	28.55%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Portfolio returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The portfolio managers periodically adjust the allocation of the Portfolio’s assets among different Legg Mason-affiliated funds depending upon the portfolio managers’ outlook for the equity and bond markets in general, particular sectors of such markets and the performance outlook for the underlying funds. The Portfolio is not expected to be invested in all of the underlying funds at any time. The Portfolio may change its allocations among the underlying funds and may vary the allocation between equity and fixed-income funds within the Target Range4 without prior notice to shareholders.

   TOTAL ANNUAL OPERATING EXPENSES† (unaudited)

As of the Portfolio’s most current prospectus dated April 30, 2009, the gross total operating expense ratio was 0.74%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

[1]	The Target Asset Allocation set forth above represents an approximate mix of investments for Legg Mason Variable Lifestyle Allocation 50%. The allocation and investment mix of the Portfolio may vary depending upon market conditions, cash flows in and out of the Portfolio and other factors. In addition, the allocation and investment range of the Portfolio may be changed, from time to time, without prior notice to shareholders.
[2]	The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.
[3]	Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 204 funds for the six-month period and among the 179 funds for the eleven-month period from February 1, 2009 through December 31, 2009 in the Portfolio’s Lipper category.
[4]	The Target Range is the percentage range, as stated by the prospectus, within which the Portfolio may make tactical changes to its equity funds/fixed-income funds allocation.
†	Includes expenses of the underlying funds in which the Portfolio invests.

4   Legg Mason Variable Lifestyle Series 2009 Annual Report

Q. What were the leading contributors and detractors to performance?

A. Given the fact that stock markets performed better than bond markets during the eleven months ended December 31, 2009, the Portfolios with higher allocations to underlying stock funds performed better than the Portfolios with higher allocations to underlying bond funds. Every single one of the underlying funds was up by at least 27% for the reporting period; therefore, they all contributed positively to absolute performance. Taking into account both the underlying fund returns and their weightings within the portfolios, the leading contributors to absolute performance were Western Asset Core Plus Bond Portfolio, Legg Mason Global Currents International All Cap Opportunity Fund and Western Asset Absolute Return Portfolio.

In relative terms (i.e., relative to the Portfolios’ blended benchmarks), the leading contributors to performance were Western Asset Core Plus Bond Portfolio and Western Asset Absolute Return Portfolio. Both of these underlying funds outperformed the Barclays Capital U.S. Aggregate Index by more than 19%.

As every underlying fund was up strongly, no fund actually detracted from performance in absolute terms. The funds that made the smallest positive contribution to absolute performance (again, taking into account underlying fund weightings as well as returns) were Legg Mason ClearBridge Aggressive Growth Fund, Legg Mason ClearBridge Mid Cap Core Fund and Legg Mason Batterymarch International Equity Trust.

Relative to the Portfolios’ blended benchmarks, the leading detractors from performance were Legg Mason Batterymarch International Equity Trust, Legg Mason ClearBridge Appreciation Fund and Legg Mason Batterymarch U.S. Large Cap Equity Fund. All three funds were up strongly in absolute terms, but underperformed their respective benchmarks by fairly wide margins.

Thank you for your investment in the Variable Lifestyle Series. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolios’ investment goals.

Sincerely,

Steven Bleiberg	Andrew Purdy
Portfolio Manager	Portfolio Manager
Legg Mason Global Asset Allocation, LLC	Legg Mason Global Asset Allocation, LLC

January 19, 2010

Legg Mason Variable Lifestyle Series 2009 Annual Report   5

Portfolios overview continued

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Variable Lifestyle Allocation 85%, Variable Lifestyle Allocation 70%, Variable Lifestyle Allocation 50%: Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. Investments in small- and mid-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. As interest rates rise, bond prices fall, reducing the value of the Portfolios’ share prices. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. There are additional risks and other expenses associated with investing in other mutual funds rather than directly in portfolio securities. Certain underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Please see the Portfolios’ prospectuses for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

ii	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

iii	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

iv	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.

[v]	The Barclays Capital U.S. Corporate Investment Grade Index is an unmanaged index consisting of publicly issued U.S. Corporate and specified foreign debentures and secured notes that are rated investment grade (Baa3/BBB- or higher) by at least two ratings agencies, have at least one year to final maturity and have at least $250 million par amount outstanding. To qualify, bonds must be SEC-registered.

vi	The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii	The Barclays Capital U.S. Treasury Index is a measure of the public obligations of the U.S. Treasury.

viii	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ix	The Lifestyle Allocation 85% Composite Benchmark is a hypothetical representation of the performance of the Portfolio’s major asset classes. It consists of 45% Russell 1000 Index, 20% Russell 2000 Index, 20% MSCI EAFE Index, 10% Barclays Capital U.S. Aggregate Index and 5% Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index. The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

[x]	The Lifestyle Allocation 70% Composite Benchmark is a hypothetical representation of the performance of the Portfolio’s major asset classes. It consists of 40% Russell 1000 Index, 15% Russell 2000 Index, 15% MSCI EAFE Index, 25% Barclays Capital U.S. Aggregate Index and 5% Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index.

xi	The Lifestyle Allocation 50% Composite Benchmark is a hypothetical representation of the performance of the Portfolio’s major asset classes. It consists of 28% Russell 1000 Index, 12% Russell 2000 Index, 10% MSCI EAFE Index, 43% Barclays Capital U.S. Aggregate Index and 7% Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index.

6   Legg Mason Variable Lifestyle Series 2009 Annual Report

Portfolios at a glance (unaudited)

   LEGG MASON VARIABLE LIFESTYLE ALLOCATION 85% BREAKDOWN As of — December 31, 2009†

As a Percentage of Total Long-Term Investments

Legg Mason Variable Lifestyle Series 2009 Annual Report   7

Portfolios at a glance (unaudited) continued

   LEGG MASON VARIABLE LIFESTYLE ALLOCATION 70% BREAKDOWN As of — December 31, 2009†

As a Percentage of Total Long-Term Investments

8   Legg Mason Variable Lifestyle Series 2009 Annual Report

   LEGG MASON VARIABLE LIFESTYLE ALLOCATION 50% BREAKDOWN As of — December 31, 2009†

As a Percentage of Total Long-Term Investments

Legg Mason Variable Lifestyle Series 2009 Annual Report   9

Portfolios expenses (unaudited)

Example

As a shareholder of the Portfolios, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2009 and held for the six months ended December 31, 2009.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

   BASED ON ACTUAL TOTAL RETURN1

		Beginning	Ending	Annualized	Expenses
	Actual Total	Account	Account	Expense	Paid During
	Return[2]	Value	Value	Ratio[3]	the Period[4]
Legg Mason Variable Lifestyle Allocation 85%	20.92%	$1,000.00	$1,209.20	0.19%	$1.06
Legg Mason Variable Lifestyle Allocation 70%	19.84	1,000.00	1,198.40	0.20	1.11
Legg Mason Variable Lifestyle Allocation 50%	18.69	1,000.00	1,186.90	0.16	0.88

[1]	For the six months ended December 31, 2009.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The expense ratios do not include expenses of the underlying funds in which each Portfolio invests.

[4]	Expenses (net of fee waivers and/or expense reimbursements) are equal to each Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

10   Legg Mason Variable Lifestyle Series 2009 Annual Report

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not each Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolios and other portfolios. To do so, compare the 5.00% hypothetical example relating to the Portfolios with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

   BASED ON HYPOTHETICAL TOTAL RETURN1

	Hypothetical	Beginning	Ending	Annualized	Expenses
	Annualized	Account	Account	Expense	Paid During
	Total Return	Value	Value	Ratio[2]	the Period[3]
Legg Mason Variable Lifestyle Allocation 85%	5.00%	$1,000.00	$1,024.25	0.19%	$0.97

Legg Mason Variable Lifestyle Allocation 70%	5.00	1,000.00	1,024.20	0.20	1.02

Legg Mason Variable Lifestyle Allocation 50%	5.00	1,000.00	1,024.40	0.16	0.82

[1]	For the six months ended December 31, 2009.

[2]	The expense ratios do not include expenses of the underlying funds in which each Portfolio invests.

[3]	Expenses (net of fee waivers and/or expense reimbursements) are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Variable Lifestyle Series 2009 Annual Report   11

Portfolios performance (unaudited)

Legg Mason Variable Lifestyle Allocation 85%

   AVERAGE ANNUAL TOTAL RETURNS†

Twelve Months Ended 12/31/09	32.48%

Five Years Ended 12/31/09	-0.11

Ten Years Ended 12/31/09	-0.65

   CUMULATIVE TOTAL RETURN†

12/31/99 through 12/31/09	-6.29%

†	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns shown do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

12   Legg Mason Variable Lifestyle Series 2009 Annual Report

Legg Mason Variable Lifestyle Allocation 70%

   AVERAGE ANNUAL TOTAL RETURNS†

Twelve Months Ended 12/31/09	32.90%

Five Years Ended 12/31/09	1.13

Ten Years Ended 12/31/09	0.49

   CUMULATIVE TOTAL RETURN†

12/31/99 through 12/31/09	5.06%

†	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns shown do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Variable Lifestyle Series 2009 Annual Report   13

Portfolios performance (unaudited) continued

Legg Mason Variable Lifestyle Allocation 50%

   AVERAGE ANNUAL TOTAL RETURNS†

Twelve Months Ended 12/31/09	32.32%

Five Years Ended 12/31/09	1.94

Ten Years Ended 12/31/09	3.26

   CUMULATIVE TOTAL RETURN†

12/31/99 through 12/31/09	37.77%

†	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns shown do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

14   Legg Mason Variable Lifestyle Series 2009 Annual Report

Historical performances (unaudited)

   VALUE OF $10,000 INVESTED IN LEGG MASON VARIABLE LIFESTYLE ALLOCATION 85% VS. BENCHMARK INDICES† —  December 1999 - December 2009

†	Hypothetical illustration of $10,000 invested in Legg Mason Variable Lifestyle Allocation 85% on December 31, 1999, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2009. The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The Lifestyle Allocation 85% Composite Benchmark is a hypothetical representation of the performance of the Portfolio’s major asset classes. It consists of 45% Russell 1000 Index, 20% Russell 2000 Index, 20% MSCI EAFE Index, 10% Barclays Capital U.S. Aggregate Index and 5% Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The Indices are unmanaged and are not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns shown do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Variable Lifestyle Series 2009 Annual Report   15

Historical performances (unaudited) continued

   VALUE OF $10,000 INVESTED IN LEGG MASON VARIABLE LIFESTYLE ALLOCATION 70% VS. BENCHMARK INDICES† —  December 1999 - December 2009

†	Hypothetical illustration of $10,000 invested in Legg Mason Variable Lifestyle Allocation 70% on December 31, 1999, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2009. The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The Lifestyle Allocation 70% Composite Benchmark is a hypothetical representation of the performance of the Portfolio’s major asset classes. It consists of 40% Russell 1000 Index, 15% Russell 2000 Index, 15% MSCI EAFE Index, 25% Barclays Capital U.S. Aggregate Index and 5% Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The Indices are unmanaged and are not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns shown do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

16   Legg Mason Variable Lifestyle Series 2009 Annual Report

   VALUE OF $10,000 INVESTED IN LEGG MASON VARIABLE LIFESTYLE ALLOCATION 50% VS. BENCHMARK INDICES† —  December 1999 - December 2009

†	Hypothetical illustration of $10,000 invested in Legg Mason Variable Lifestyle Allocation 50% on December 31, 1999, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2009. The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Lifestyle Allocation 50% Composite Benchmark is a hypothetical representation of the performance of the Portfolio’s major asset classes. It consists of 28% Russell 1000 Index, 12% Russell 2000 Index, 10% MSCI EAFE Index, 43% Barclays Capital U.S. Aggregate Index and 7% Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The Indices are unmanaged and are not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns shown do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Variable Lifestyle Series 2009 Annual Report   17

Schedules of investments
December 31, 2009

   LEGG MASON VARIABLE LIFESTYLE ALLOCATION 85%

SHARES	DESCRIPTION	VALUE
INVESTMENTS IN UNDERLYING FUNDS — 99.8%
125,211	Legg Mason Capital Management Value Trust, Inc., Class I Shares	$5,295,156
713,995	Legg Mason Global Trust, Inc. — Legg Mason Batterymarch International Equity Trust, Class IS Shares	8,803,557
	Legg Mason Partners Equity Trust:
1,370,273	Legg Mason Batterymarch U.S. Large Cap Equity Fund, Class IS Shares	12,647,618
55,510	Legg Mason ClearBridge Aggressive Growth Fund, Class IS Shares*	5,265,662
929,458	Legg Mason ClearBridge Appreciation Fund, Class IS Shares	11,441,631
431,296	Legg Mason ClearBridge Fundamental Value Fund, Class IS Shares	5,317,880
250,751	Legg Mason ClearBridge Mid Cap Core Fund, Class IS Shares*	4,626,353
498,118	Legg Mason ClearBridge Small Cap Growth Fund, Class IS Shares*	6,998,563
1,090,617	Legg Mason Global Currents International All Cap Opportunity Fund, Class IS Shares	8,692,214
672,050	The Royce Fund — Royce Value Fund, Institutional Class Shares*	6,834,749
	Western Asset Funds, Inc.:
447,305	Western Asset Absolute Return Portfolio, Institutional Select Class Shares	4,379,120
418,699	Western Asset Core Plus Bond Portfolio, Institutional Select Class Shares	4,241,423
568,124	Western Asset High Yield Portfolio, Institutional Select Class Shares	4,760,881

	TOTAL INVESTMENTS IN UNDERLYING FUNDS BEFORE SHORT-TERM INVESTMENT (Cost — $96,442,839)	89,304,807

FACE
AMOUNT	SECURITY
SHORT-TERM INVESTMENT — 0.3%
	Repurchase Agreement — 0.3%
$245,000	Interest in $283,704,000 joint tri-party repurchase agreement dated 12/31/09 with Barclays Capital Inc., 0.000% due 1/4/10; Proceeds at maturity- $245,000; (Fully collateralized by various U.S. government agency obligations, 1.875% to 3.125% due 2/28/14 to 10/31/16; Market value — $249,900) (Cost — $245,000)	$245,000

	TOTAL INVESTMENTS — 100.1% (Cost — $96,687,839#)	89,549,807
	Liabilities in Excess of Other Assets — (0.1)%	(86,404)

	TOTAL NET ASSETS — 100.0%	$89,463,403

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $101,401,134.

See Notes to Financial Statements.

18   Legg Mason Variable Lifestyle Series 2009 Annual Report

   LEGG MASON VARIABLE LIFESTYLE ALLOCATION 70%

SHARES	DESCRIPTION	VALUE
INVESTMENTS IN UNDERLYING FUNDS — 100.0%
100,235	Legg Mason Capital Management Value Trust, Inc., Class I Shares	$4,238,934
426,958	Legg Mason Global Trust, Inc. — Legg Mason Batterymarch International Equity Trust, Class IS Shares	5,264,390
	Legg Mason Partners Equity Trust:
867,640	Legg Mason Batterymarch U.S. Large Cap Equity Fund, Class IS Shares	8,008,317
47,598	Legg Mason ClearBridge Aggressive Growth Fund, Class IS Shares*	4,515,131
643,366	Legg Mason ClearBridge Appreciation Fund, Class IS Shares	7,919,837
351,384	Legg Mason ClearBridge Fundamental Value Fund, Class IS Shares	4,332,561
192,522	Legg Mason ClearBridge Mid Cap Core Fund, Class IS Shares*	3,552,028
253,698	Legg Mason ClearBridge Small Cap Growth Fund, Class IS Shares*	3,564,460
677,677	Legg Mason Global Currents International All Cap Opportunity Fund, Class IS Shares	5,401,088
348,318	The Royce Fund — Royce Value Fund, Institutional Class Shares*	3,542,396
	Western Asset Funds, Inc.:
723,080	Western Asset Absolute Return Portfolio, Institutional Select Class Shares	7,078,958
1,053,200	Western Asset Core Plus Bond Portfolio, Institutional Select Class Shares	10,668,917
462,675	Western Asset High Yield Portfolio, Institutional Select Class Shares	3,877,216

	TOTAL INVESTMENTS IN UNDERLYING FUNDS BEFORE SHORT-TERM INVESTMENT (Cost — $78,973,652)	71,964,233

FACE
AMOUNT	SECURITY
SHORT-TERM INVESTMENT — 0.2%
	Repurchase Agreement — 0.2%
$162,000	Interest in $283,704,000 joint tri-party repurchase agreement dated 12/31/09 with Barclays Capital Inc., 0.000% due 1/4/10; Proceeds at maturity- $162,000; (Fully collateralized by various U.S. government obligations, 1.875% to 3.125% due 2/28/14 to 10/31/16; Market value — $165,240) (Cost — $162,000)	$162,000

	TOTAL INVESTMENTS — 100.2% (Cost — $79,135,652#)	72,126,233
	Liabilities in Excess of Other Assets — (0.2)%	(144,074)

	TOTAL NET ASSETS — 100.0%	$71,982,159

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $82,931,790.

See Notes to Financial Statements.

Legg Mason Variable Lifestyle Series 2009 Annual Report   19

Schedules of investments continued
December 31, 2009

   LEGG MASON VARIABLE LIFESTYLE ALLOCATION 50%

SHARES	DESCRIPTION	VALUE
INVESTMENTS IN UNDERLYING FUNDS — 99.7%
148,463	Legg Mason Capital Management Value Trust, Inc., Class I Shares	$6,278,497
475,865	Legg Mason Global Trust, Inc. — Legg Mason Batterymarch International Equity Trust, Class IS Shares	5,867,411
	Legg Mason Partners Equity Trust:
974,420	Legg Mason Batterymarch U.S. Large Cap Equity Fund, Class IS Shares	8,993,899
64,790	Legg Mason ClearBridge Aggressive Growth Fund, Class IS Shares*	6,145,938
616,768	Legg Mason ClearBridge Appreciation Fund, Class IS Shares	7,592,415
523,708	Legg Mason ClearBridge Fundamental Value Fund, Class IS Shares	6,457,320
357,880	Legg Mason ClearBridge Mid Cap Core Fund, Class IS Shares*	6,602,892
298,294	Legg Mason ClearBridge Small Cap Growth Fund, Class IS Shares*	4,191,034
774,837	Legg Mason Global Currents International All Cap Opportunity Fund, Class IS Shares	6,175,448
453,551	The Royce Fund — Royce Value Fund, Institutional Class Shares*	4,612,618
	Western Asset Funds, Inc.:
1,652,768	Western Asset Absolute Return Portfolio, Institutional Select Class Shares	16,180,599
3,688,125	Western Asset Core Plus Bond Portfolio, Institutional Select Class Shares	37,360,701
1,130,490	Western Asset High Yield Portfolio, Institutional Select Class Shares	9,473,508

	TOTAL INVESTMENTS IN UNDERLYING FUNDS BEFORE SHORT-TERM INVESTMENT (Cost — $129,588,171)	125,932,280

FACE
AMOUNT	SECURITY
SHORT-TERM INVESTMENT — 0.4%
	Repurchase Agreement — 0.4%
$451,000	Interest in $500,000,000 joint tri-party repurchase agreement dated 12/31/09 with RBS Securities Inc., 0.010% due 1/4/10; Proceeds at maturity- $451,001; (Fully collateralized by various U.S. government agency obligations, 0.500% to 5.750% due 6/15/10 to 6/15/37; Market value — $460,021) (Cost — $451,000)	$451,000

	TOTAL INVESTMENTS — 100.1% (Cost — $130,039,171#)	126,383,280
	Liabilities in Excess of Other Assets — (0.1)%	(89,566)

	TOTAL NET ASSETS — 100.0%	$126,293,714

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $138,567,486.

See Notes to Financial Statements.

20   Legg Mason Variable Lifestyle Series 2009 Annual Report

Statements of assets and liabilities
December 31, 2009

	Legg Mason	Legg Mason	Legg Mason
	Variable	Variable	Variable
	Lifestyle	Lifestyle	Lifestyle
	Allocation	Allocation	Allocation
	85%	70%	50%
ASSETS:

Investments, at cost	$96,687,839	$79,135,652	$130,039,171

Investments, at value	89,549,807	72,126,233	126,383,280

Cash	432	41	995

Receivable for Portfolio shares sold	31,148	5,786	—

Receivable from investment manager	6,026	6,652	—

Receivable for Underlying Funds sold	1,190	28,713	23,872

Prepaid expenses	1,120	1,002	2,736

Total Assets	89,589,723	72,168,427	126,410,883

LIABILITIES:

Payable for Portfolio shares repurchased	33,559	113,393	42,441

Payable for Underlying Funds purchased	23,074	—	—

Trustees’ fees payable	1,969	1,849	1,409

Accrued expenses	67,718	71,026	73,319

Total Liabilities	126,320	186,268	117,169

Total Net Assets	$89,463,403	$71,982,159	$126,293,714

NET ASSETS:

Par value (Note 5)	$84	$76	$121

Paid-in capital in excess of par value	118,966,053	114,881,715	157,866,799

Undistributed net investment income	279,113	315,724	569,191

Accumulated net realized loss on sale of Underlying Funds	(22,643,815)	(36,205,937)	(28,486,506)

Net unrealized depreciation on Underlying Funds	(7,138,032)	(7,009,419)	(3,655,891)

TOTAL NET ASSETS	$89,463,403	$71,982,159	$126,293,714

Shares Outstanding	8,414,708	7,556,128	12,084,982

Net Asset Value	$10.63	$9.53	$10.45

See Notes to Financial Statements.

Legg Mason Variable Lifestyle Series 2009 Annual Report   21

Statements of operations

Legg Mason Variable Lifestyle Allocation 85%

FOR THE PERIOD ENDED DECEMBER 31, 2009
AND THE YEAR ENDED JANUARY 31, 2009	2009†	2009
INVESTMENT INCOME:

Income distributions from Underlying Funds	$1,777,129	$1,608,892

Short-term capital gains distributions from Underlying Funds	48,287	234,562

Interest	388	5,386

Total Investment Income	1,825,804	1,848,840

EXPENSES:

Shareholder reports	57,560	64,746

Legal fees	31,285	14,477

Audit and tax	30,748	23,789

Trustees’ fees	7,339	5,266

Transfer agent fees	5,646	375

Insurance	3,236	2,526

Custody fees	560	990

Miscellaneous expenses	4,546	2,186

Total Expenses	140,920	114,355
Less: Fee waivers and/or expense reimbursements (Note 2)	(14,309)	(24,987)

Compensating balance agreements (Note 1)	—	(263)

Net Expenses	126,611	89,105

NET INVESTMENT INCOME	1,699,193	1,759,735

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, SALES OF UNDERLYING FUNDS, CAPITAL GAIN DISTRIBUTIONS FROM UNDERLYING FUNDS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):

Net Realized Gain (Loss) From:
Investment transactions (Note 6)	—	(19,452)

Sale of Underlying Funds	(3,400,026)	385,377

Capital gain distributions from Underlying Funds	—	891,734

Foreign currency transactions	—	93

Net Realized Gain (Loss)	(3,400,026)	1,257,752

Change in Net Unrealized Appreciation/Depreciation From Underlying Funds	26,634,606	(37,342,679)

NET GAIN (LOSS) ON INVESTMENTS , SALES OF UNDERLYING FUNDS, CAPITAL GAIN DISTRIBUTIONS FROM UNDERLYING FUNDS AND FOREIGN CURRENCY TRANSACTIONS	23,234,580	(36,084,927)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$24,933,773	$(34,325,192)

†	For the period February 1, 2009 through December 31, 2009.

See Notes to Financial Statements.

22   Legg Mason Variable Lifestyle Series 2009 Annual Report

Legg Mason Variable Lifestyle Allocation 70%

FOR THE PERIOD ENDED DECEMBER 31, 2009
AND THE YEAR ENDED JANUARY 31, 2009	2009†	2009
INVESTMENT INCOME:

Income distributions from Underlying Funds	$1,950,780	$2,311,071

Short-term capital gains distributions from Underlying Funds	136,322	289,981

Interest	441	6,275

Total Investment Income	2,087,543	2,607,327

EXPENSES:

Shareholder reports	59,226	75,609

Audit and tax	30,748	23,789

Legal fees	27,502	9,462

Trustees’ fees	6,578	5,338

Transfer agent fees	5,506	396

Insurance	3,140	3,099

Custody fees	563	741

Miscellaneous expenses	4,545	2,032

Total Expenses	137,808	120,466

Less: Fee waivers and/or expense reimbursements (Note 2)	(21,900)	(29,234)

Compensating balance agreements (Note 1)	—	(100)

Net Expenses	115,908	91,132

NET INVESTMENT INCOME	1,971,635	2,516,195

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, SALES OF UNDERLYING FUNDS, CAPITAL GAIN DISTRIBUTIONS FROM UNDERLYING FUNDS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):

Net Realized Gain (Loss) From:

Investment transactions (Note 6)	—	(5,007)

Sale of Underlying Funds	(5,282,906)	(5,532,768)

Capital gain distributions from Underlying Funds	—	943,682

Foreign currency transactions	—	(1)

Net Realized Loss	(5,282,906)	(4,594,094)

Change in Net Unrealized Appreciation/Depreciation From Underlying Funds	24,416,385	(29,852,359)

NET GAIN (LOSS) ON INVESTMENTS , SALES OF UNDERLYING FUNDS, CAPITAL GAIN DISTRIBUTIONS FROM UNDERLYING FUNDS AND FOREIGN CURRENCY TRANSACTIONS	19,133,479	(34,446,453)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$21,105,114	$(31,930,258)

†	For the period February 1, 2009 through December 31, 2009.

See Notes to Financial Statements.

Legg Mason Variable Lifestyle Series 2009 Annual Report   23

Statements of operations continued

Legg Mason Variable Lifestyle Allocation 50%

FOR THE PERIOD ENDED DECEMBER 31, 2009
AND THE YEAR ENDED JANUARY 31, 2009	2009†	2009
INVESTMENT INCOME:

Income distributions from Underlying Funds	$4,644,775	$5,956,521

Short-term capital gains distributions from Underlying Funds	499,904	539,471

Interest	716	10,006

Total Investment Income	5,145,395	6,505,998

EXPENSES:

Shareholder reports	68,342	97,339

Audit and tax	33,770	21,157

Legal fees	27,080	16,472

Trustees’ fees	9,385	10,903

Transfer agent fees	5,675	404

Insurance	4,265	3,862

Custody fees	517	835

Miscellaneous expenses	3,853	2,293

Total Expenses	152,887	153,265

Less: Fee waivers and/or expense reimbursements (Note 2)	—	(35,009)

Compensating balance agreements (Note 1)	—	(77)

Net Expenses	152,887	118,179

NET INVESTMENT INCOME	4,992,508	6,387,819

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, SALES OF UNDERLYING FUNDS, CAPITAL GAIN DISTRIBUTIONS FROM UNDERLYING FUNDS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):

Net Realized Gain (Loss) From:

Investment transactions (Note 6)	—	(3,238)

Sale of Underlying Funds	(12,743,271)	(14,280,408)

Capital gain distributions from Underlying Funds	—	1,265,543

Foreign currency transactions	—	(1)

Net Realized Loss	(12,743,271)	(13,018,104)

Change in Net Unrealized Appreciation/Depreciation From Underlying Funds	43,274,140	(42,252,094)

NET GAIN (LOSS) ON INVESTMENTS , SALES OF UNDERLYING FUNDS, CAPITAL GAIN DISTRIBUTIONS FROM UNDERLYING FUNDS AND FOREIGN CURRENCY TRANSACTIONS	30,530,869	(55,270,198)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$35,523,377	$(48,882,379)

†	For the period February 1, 2009 through December 31, 2009.

See Notes to Financial Statements.

24   Legg Mason Variable Lifestyle Series 2009 Annual Report

Statements of changes in net assets

Legg Mason Variable Lifestyle Allocation 85%

FOR THE PERIOD ENDED DECEMBER 31, 2009
AND THE YEARS ENDED JANUARY 31,	2009†	2009	2008
OPERATIONS:

Net investment income	$1,699,193	$1,759,735	$1,534,124

Net realized gain (loss)	(3,400,026)	1,257,752	4,131,807

Change in net unrealized appreciation/depreciation	26,634,606	(37,342,679)	(9,231,036)

Increase (Decrease) in Net Assets From Operations	24,933,773	(34,325,192)	(3,565,105)

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):

Net investment income	(1,800,012)	(1,500,012)	(1,420,008)

Net realized gains	—	(550,965)	(5,093,948)

Decrease in Net Assets From Distributions to Shareholders	(1,800,012)	(2,050,977)	(6,513,956)

PORTFOLIO SHARE TRANSACTIONS (NOTE 5):

Net proceeds from sale of shares	11,540,498	21,884,362	20,919,036

Reinvestment of distributions	1,800,012	2,050,977	6,513,956

Cost of shares repurchased	(6,381,440)	(11,866,149)	(15,630,433)

Increase in Net Assets From Portfolio Share Transactions	6,959,070	12,069,190	11,802,559

INCREASE (DECREASE) IN NET ASSETS	30,092,831	(24,306,979)	1,723,498

NET ASSETS:

Beginning of period	59,370,572	83,677,551	81,954,053

End of period*	$89,463,403	$59,370,572	$83,677,551

* Includes undistributed net investment income of:	$279,113	$379,932	$120,116

†	For the period February 1, 2009 through December 31, 2009.

See Notes to Financial Statements.

Legg Mason Variable Lifestyle Series 2009 Annual Report   25

Statements of changes in net assets continued

Legg Mason Variable Lifestyle Allocation 70%

FOR THE PERIOD ENDED DECEMBER 31, 2009
AND THE YEARS ENDED JANUARY 31,	2009†	2009	2008
OPERATIONS:

Net investment income	$1,971,635	$2,516,195	$3,267,977

Net realized gain (loss)	(5,282,906)	(4,594,094)	6,180,529

Change in net unrealized appreciation/depreciation	24,416,385	(29,852,359)	(10,827,602)

Increase (Decrease) in Net Assets From Operations	21,105,114	(31,930,258)	(1,379,096)

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):

Net investment income	(2,250,008)	(2,100,011)	(3,200,011)

Net realized gains	—	(91,511)	(1,984,918)

Decrease in Net Assets From Distributions to Shareholders	(2,250,008)	(2,191,522)	(5,184,929)

PORTFOLIO SHARE TRANSACTIONS (NOTE 5):

Net proceeds from sale of shares	792,217	3,020,631	6,499,456

Reinvestment of distributions	2,250,008	2,191,522	5,184,929

Cost of shares repurchased	(9,441,538)	(20,064,505)	(26,315,214)

Decrease in Net Assets From Portfolio Share Transactions	(6,399,313)	(14,852,352)	(14,630,829)

INCREASE (DECREASE) IN NET ASSETS	12,455,793	(48,974,132)	(21,194,854)

NET ASSETS:

Beginning of period	59,526,366	108,500,498	129,695,352

End of period*	$71,982,159	$59,526,366	$108,500,498

* Includes undistributed net investment income of:	$315,724	$594,097	$177,914

†	For the period February 1, 2009 through December 31, 2009.

See Notes to Financial Statements.

26   Legg Mason Variable Lifestyle Series 2009 Annual Report

Legg Mason Variable Lifestyle Allocation 50%

FOR THE PERIOD ENDED DECEMBER 31, 2009
AND THE YEARS ENDED JANUARY 31,	2009†	2009	2008
OPERATIONS:

Net investment income	$4,992,508	$6,387,819	$7,684,894

Net realized gain (loss)	(12,743,271)	(13,018,104)	7,043,598

Change in net unrealized appreciation/depreciation	43,274,140	(42,252,094)	(14,479,905)

Increase (Decrease) in Net Assets From Operations	35,523,377	(48,882,379)	248,587

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):

Net investment income	(5,750,010)	(5,500,017)	(7,600,019)

Net realized gains	—	(5,988,993)	(1,950,292)

Decrease in Net Assets From Distributions to Shareholders	(5,750,010)	(11,489,010)	(9,550,311)

PORTFOLIO SHARE TRANSACTIONS (NOTE 5):

Net proceeds from sale of shares	1,430,661	4,381,491	15,164,877

Reinvestment of distributions	5,750,010	11,489,010	9,550,311

Cost of shares repurchased	(23,075,124)	(41,946,028)	(41,482,242)

Decrease in Net Assets From Portfolio Share Transactions	(15,894,453)	(26,075,527)	(16,767,054)

INCREASE (DECREASE) IN NET ASSETS	13,878,914	(86,446,916)	(26,068,778)

NET ASSETS:

Beginning of period	112,414,800	198,861,716	224,930,494

End of period*	$126,293,714	$112,414,800	$198,861,716

* Includes undistributed net investment income of:	$569,191	$1,326,693	$438,892

†	For the period February 1, 2009 through December 31, 2009.

See Notes to Financial Statements.

Legg Mason Variable Lifestyle Series 2009 Annual Report   27

Financial highlights

Legg Mason Variable Lifestyle Allocation 85%

   FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31, UNLESS OTHERWISE NOTED:

	2009[1]	2009[2]	2008[2]	2007[2,3]	2006[2,3]	2005[2,3]
NET ASSET VALUE, BEGINNING OF PERIOD	$7.73	$12.75	$14.39	$13.46	$12.06	$11.62

INCOME (LOSS) FROM OPERATIONS:

Net investment income[4]	0.20	0.23	0.24	0.14	0.06	0.05

Net realized and unrealized gain (loss)	2.92	(4.97)	(0.71)	0.94	1.40	0.44

Total income (loss) from operations	3.12	(4.74)	(0.47)	1.08	1.46	0.49

LESS DISTRIBUTIONS FROM:

Net investment income	(0.22)	(0.20)	(0.22)	(0.15)	(0.06)	(0.05)

Net realized gains	—	(0.08)	(0.95)	—	—	—

Total distributions	(0.22)	(0.28)	(1.17)	(0.15)	(0.06)	(0.05)

NET ASSET VALUE, END OF PERIOD	$10.63	$7.73	$12.75	$14.39	$13.46	$12.06

Total return[5]	40.53%†	(37.53)%	(3.87)%	8.02%	12.11%	4.18%

NET ASSETS, END OF PERIOD (000s)	$89,463	$59,371	$83,678	$81,954	$94,062	$100,318

RATIOS TO AVERAGE NET ASSETS:

Gross expenses[6]	0.21%[7,8]	0.15%[8]	0.32%[8,9]	0.38%[10]	0.35%	0.35%

Net expenses[6]	0.19 [7,8,11]	0.12 [8,11,12]	0.32 [8,9,12]	0.37 [10,11]	0.35	0.35 [11]

Net investment income	2.52 [7]	2.30	1.87	0.97	0.50	0.38

PORTFOLIO TURNOVER RATE	10%	34%	19%	108%	50%	4%

[1]	For the period February 1, 2009 through December 31, 2009.

[2]	For the year ended January 31.

[3]	Represents a share of capital stock outstanding prior to April 30, 2007.

[4]	Net investment income per share includes short-term capital gain distributions from Underlying Funds.

[5]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Does not include expenses of the Underlying Funds in which the Portfolio invests.

[7]	Annualized.

[8]	As a result of an expense limitation, the ratio of expenses other than interest, brokerage, taxes, extraordinary expenses and Underlying Funds’ fees and expenses, to average net assets will not exceed 0.20% until December 31, 2011.

[9]	The gross and net expense ratios include interest expense. Excluding interest expense, the gross and net expense ratios would have been the same.

[10]	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Portfolio during the period. Without these fees, the gross and net expense ratios both would have been 0.35%.

[11]	Reflects fee waivers and/or expense reimbursements.

[12]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

†	The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been 39.87%.

See Notes to Financial Statements.

28   Legg Mason Variable Lifestyle Series 2009 Annual Report

Legg Mason Variable Lifestyle Allocation 70%

   FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31, UNLESS OTHERWISE NOTED:

	2009[1]	2009[2]	2008[2]	2007[2,3]	2006[2,3]	2005[2,3]
NET ASSET VALUE, BEGINNING OF PERIOD	$7.09	$10.94	$11.62	$10.96	$10.20	$9.98

INCOME (LOSS) FROM OPERATIONS:

Net investment income[4]	0.27	0.30	0.33	0.22	0.16	0.16

Net realized and unrealized gain (loss)	2.47	(3.89)	(0.50)	0.66	0.76	0.22

Total income (loss) from operations	2.74	(3.59)	(0.17)	0.88	0.92	0.38

LESS DISTRIBUTIONS FROM:

Net investment income	(0.30)	(0.25)	(0.32)	(0.22)	(0.16)	(0.16)

Net realized gains	—	(0.01)	(0.19)	—	—	—

Total distributions	(0.30)	(0.26)	(0.51)	(0.22)	(0.16)	(0.16)

NET ASSET VALUE, END OF PERIOD	$9.53	$7.09	$10.94	$11.62	$10.96	$10.20

Total return[5]	38.90%†	(33.03)%	(1.64)%	8.06%	9.08%	3.81%

NET ASSETS, END OF PERIOD (000s)	$71,982	$59,526	$108,500	$129,695	$146,642	$158,804

RATIOS TO AVERAGE NET ASSETS:

Gross expenses[6]	0.23%[7,8]	0.14%[8]	0.32%[8]	0.38%[9]	0.35%	0.35%

Net expenses[6]	0.20 [7,8,10]	0.10 [8,10,11]	0.32 [8]	0.37 [9,10]	0.35	0.35 [10]

Net investment income	3.32 [7]	2.89	2.67	1.82	1.47	1.54

PORTFOLIO TURNOVER RATE	11%	26%	15%	123%	53%	5%

[1]	For the period February 1, 2009 through December 31, 2009.

[2]	For the year ended January 31.

[3]	Represents a share of capital stock outstanding prior to April 30, 2007.

[4]	Net investment income per share includes short-term capital gain distributions from Underlying Funds.

[5]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Does not include expenses of the Underlying Funds in which the Portfolio invests.

[7]	Annualized.

[8]	As a result of an expense limitation, the ratio of expenses other than interest, brokerage, taxes, extraordinary expenses and Underlying Funds’ fees and expenses, to average net assets will not exceed 0.20% until December 31, 2011.

[9]	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Portfolio during the period. Without these fees, the gross and net expense ratios both would have been 0.35%.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

†	The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been 37.59%.

See Notes to Financial Statements.

Legg Mason Variable Lifestyle Series 2009 Annual Report   29

Financial highlights continued

Legg Mason Variable Lifestyle Allocation 50%

   FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31, UNLESS OTHERWISE NOTED:

	2009[1]	2009[2]	2008[2]	2007[2,3]	2006[2,3]	2005[2,3]
NET ASSET VALUE, BEGINNING OF PERIOD	$8.06	$12.04	$12.61	$12.00	$11.71	$11.54

INCOME (LOSS) FROM OPERATIONS:

Net investment income[4]	0.43	0.46	0.47	0.35	0.28	0.28

Net realized and unrealized gain (loss)	2.44	(3.65)	(0.45)	0.62	0.29	0.17

Total income (loss) from operations	2.87	(3.19)	0.02	0.97	0.57	0.45

LESS DISTRIBUTIONS FROM:

Net investment income	(0.48)	(0.40)	(0.47)	(0.36)	(0.28)	(0.28)

Net realized gains	—	(0.39)	(0.12)	—	—	—

Total distributions	(0.48)	(0.79)	(0.59)	(0.36)	(0.28)	(0.28)

NET ASSET VALUE, END OF PERIOD	$10.45	$8.06	$12.04	$12.61	$12.00	$11.71

Total return[5]	35.93%†	(27.51)%	(0.01)%	8.09%	4.87%	3.88%

NET ASSETS, END OF PERIOD (000s)	$126,294	$112,415	$198,862	$224,930	$247,470	$268,870

RATIOS TO AVERAGE NET ASSETS:

Gross expenses[6]	0.14%[7,8]	0.09%[8]	0.31%[8]	0.37%[9]	0.35%	0.35%

Net expenses[6]	0.14 [7,8]	0.07 [8,10,11]	0.31 [8]	0.37 [9,10]	0.35	0.35 [10]

Net investment income	4.66 [7]	3.96	3.53	2.69	2.24	2.36

PORTFOLIO TURNOVER RATE	11%	24%	15%	96%	48%	17%

[1]	For the period February 1, 2009 through December 31, 2009.

[2]	For the year ended January 31.

[3]	Represents a share of capital stock outstanding prior to April 30, 2007.

[4]	Net investment income per share includes short-term capital gain distributions from Underlying Funds.

[5]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Does not include expenses of the Underlying Funds in which the Portfolio invests.

[7]	Annualized.

[8]	As a result of an expense limitation, the ratio of expenses other than interest, brokerage, taxes, extraordinary expenses and Underlying Funds’ fees and expenses, to average net assets will not exceed 0.20% until December 31, 2011.

[9]	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Portfolio during the period. Without these fees, the gross and net expense ratios both would have been 0.35%.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

†	The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been 35.54%.

See Notes to Financial Statements.

30   Legg Mason Variable Lifestyle Series 2009 Annual Report

Notes to financial statements

1.	Organization and significant accounting policies

Legg Mason Variable Lifestyle Allocation 85% (formerly known as Legg Mason Partners Variable Lifestyle Allocation 85%) (“Lifestyle Allocation 85%”), Legg Mason Variable Lifestyle Allocation 70% (formerly known as Legg Mason Partners Variable Lifestyle Allocation 70%) (“Lifestyle Allocation 70%”) and Legg Mason Variable Lifestyle Allocation 50% (formerly known as Legg Mason Partners Variable Lifestyle Allocation 50%) (“Lifestyle Allocation 50%”) (the “Portfolios”) are separate non-diversified investment series of Legg Mason Partners Variable Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Portfolios invest in other mutual funds (“Underlying Funds”) which are affiliated with Legg Mason, Inc. (“Legg Mason”). Shares of the Portfolios are offered to separate accounts sponsored by certain life insurance companies and qualified pension and retirement plans, including affiliates of the investment manager.

The following are significant accounting policies consistently followed by the Portfolios and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through February 16, 2010, the issuance date of the financial statements.

(a) Investment valuation. Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolios calculate their net asset value, the Portfolios value these securities at fair value as determined in accordance with the procedures approved by the Portfolios’ Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

The Portfolios have adopted Financial Accounting Standards Board Codification Topic 820 (formerly, Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Portfolio’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Portfolios use valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts to a single present amount.

Legg Mason Variable Lifestyle Series 2009 Annual Report   31

Notes to financial statements continued

The following is a summary of the inputs used in valuing the Portfolios’ assets carried at fair value:

		Other Significant	Significant
		Observable	Unobservable
	Quoted Prices	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Lifestyle Allocation 85%
Investments in Underlying Funds†	$89,304,807	—	—	$89,304,807

Short-term investment†	—	$245,000	—	245,000

Total investments	$89,304,807	$245,000	—	$89,549,807

†	See Schedule of Investments for additional detailed categorizations.

		Other Significant	Significant
		Observable	Unobservable
	Quoted Prices	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Lifestyle Allocation 70%
Investments in Underlying Funds†	$71,964,233	—	—	$71,964,233

Short-term investment†	—	$162,000	—	162,000

Total investments	$71,964,233	$162,000	—	$72,126,233

†	See Schedule of Investments for additional detailed categorizations.

		Other Significant	Significant
		Observable	Unobservable
	Quoted Prices	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Lifestyle Allocation 50%
Investments in Underlying Funds†	$125,932,280	—	—	$125,932,280

Short-term investment†	—	$451,000	—	451,000

Total investments	$125,932,280	$451,000	—	$126,383,280

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Portfolios may enter into repurchase agreements with institutions that their investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a portfolio’s holding period. When entering into repurchase agreements, it is the Portfolios’ policy that their custodian or a third party custodian, acting on the Portfolios’ behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement to ensure the adequacy of the collateral. If the counterparty defaults, the Portfolios generally have the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Portfolios seek to assert their rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolios may be delayed or limited.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Net investment income distributions and short-term capital gain distributions, if any, from the Underlying Funds are recorded on the ex-dividend as investment income. Interest income is recorded on an accrual basis. Long-term capital gain distributions, if any, from the Underlying Funds are recorded on the ex-dividend date as realized gains. The cost of investments sold is determined by use of the specific identification method.

32   Legg Mason Variable Lifestyle Series 2009 Annual Report

(d) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolios are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Compensating balance agreements. The Portfolios have an arrangement with their custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Portfolios’ cash deposits with the bank. The amount is shown as a reduction of expenses in the Statement of Operations.

(f) Federal and other taxes. It is the Portfolios’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Portfolios intend to distribute their taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Portfolios’ financial statements.

Management has analyzed the Portfolios’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2009, no provision for income tax would be required in the Portfolio’s financial statements. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current period, the Portfolios had no reclassifications.

2.	Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is each Portfolio’s investment manager and Legg Mason Global Asset Allocation, LLC (“LMGAA”) is each Portfolio’s subadviser. LMPFA and LMGAA are wholly-owned subsidiaries of Legg Mason. The Portfolios do not pay a management fee or subadviser fee.

The Portfolios bear all expenses incurred in their operations, subject to LMPFA’s agreement to waive fees and/or reimburse expenses incurred directly by the Portfolios, (other than brokerage, taxes, extraordinary expenses and Underlying Funds’ fees and expenses), to 0.20% of the Portfolios’ average daily net assets until at least December 31, 2011.

LMPFA provides administrative and certain oversight services to the Portfolios. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolios, except, in certain cases, for the management of cash and short-term instruments.

In addition, the Portfolios indirectly pay management and/or administration fees to LMPFA and other wholly-owned subsidiaries of Legg Mason as a shareholder in the Underlying Funds. These management and administration fees ranged from 0.40% to 1.00% of the average daily net assets of the Underlying Funds.

For the period February 1, 2009 through December 31, 2009, the Portfolios were reimbursed for expenses in the amount of $14,309 and $21,900 for Lifestyle Allocation 85% and Lifestyle Allocation 70%, respectively. During the year ended January 31, 2009, the Portfolios were reimbursed for expenses in the amount of $24,987, $29,234 and $35,009 for Lifestyle Allocation 85%, Lifestyle Allocation 70% and Lifestyle Allocation 50%, respectively.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolios’ sole and exclusive distributor.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

Legg Mason Variable Lifestyle Series 2009 Annual Report   33

Notes to financial statements continued

3.	Investments

For the period February 1, 2009 through December 31, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

	Purchases	Sales
Lifestyle Allocation 85%	$14,442,401	$7,141,148

Lifestyle Allocation 70%	7,391,656	13,042,860

Lifestyle Allocation 50%	13,372,852	29,412,394

At December 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Gross Unrealized	Gross Unrealized	Net Unrealized
	Appreciation	Depreciation	Depreciation
Lifestyle Allocation 85%	$3,215,225	$(15,066,552)	$(11,851,327)

Lifestyle Allocation 70%	2,803,525	(13,609,082)	(10,805,557)

Lifestyle Allocation 50%	2,405,230	(14,589,436)	(12,184,206)

4.	Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 (formerly, Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

During the period ended December 31, 2009, the Portfolios did not invest in any derivative instruments.

5.	Shares of beneficial interest

At December 31, 2009, the Trust had an unlimited number of shares authorized with a par value of $0.00001 per share.

34   Legg Mason Variable Lifestyle Series 2009 Annual Report

Transactions in shares of each Portfolio were as follows:

	Period Ended	Year Ended	Year Ended
	December 31, 2009†	January 31, 2009	January 31, 2008
Lifestyle Allocation 85%
Shares sold	1,288,694	1,982,443	1,512,773

Shares issued on reinvestment	178,122	220,862	463,891

Shares repurchased	(728,811)	(1,091,824)	(1,105,706)

Net increase	738,005	1,111,481	870,958

Lifestyle Allocation 70%
Shares sold	99,691	300,148	552,621

Shares issued on reinvestment	250,093	281,755	446,030

Shares repurchased	(1,190,007)	(2,103,829)	(2,244,720)

Net decrease	(840,223)	(1,521,926)	(1,246,069)

Lifestyle Allocation 50%
Shares sold	152,716	407,864	1,184,346

Shares issued on reinvestment	572,187	1,180,229	765,437

Shares repurchased	(2,580,688)	(4,165,358)	(3,264,756)

Net decrease	(1,855,785)	(2,577,265)	(1,314,973)

†	For the period February 1, 2009 through December 31, 2009.

6.	Redemptions-in-kind

During the year ended January 31, 2009, Lifestyle Allocation 85% received securities in lieu of cash proceeds from three of its Underlying Funds, Legg Mason Capital Management American Leading Cos. Trust, Legg Mason Capital Management Value Trust, Inc. and Legg Mason ClearBridge Aggressive Growth Fund to satisfy redemptions. Lifestyle Allocation 70% and Lifestyle Allocation 50% received securities in lieu of cash proceeds from two of their Underlying Funds, Legg Mason Capital Management Value Trust, Inc. and Legg Mason ClearBridge Aggressive Growth Fund, to satisfy redemptions.

Subsequently, the securities were sold. The realized gains and losses and currency gains and losses from these securities sold are noted in the statements of operations.

7.	Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal period ended December 31, 2009 were as follows:

	Lifestyle	Lifestyle	Lifestyle
	Allocation 85%	Allocation 70%	Allocation 50%
Distributions Paid From:
Ordinary income	$1,800,012	$2,250,008	$5,750,010

Legg Mason Variable Lifestyle Series 2009 Annual Report   35

Notes to financial statements continued

The tax character of distributions paid during the fiscal year ended January 31, 2009 were as follows:

	Lifestyle	Lifestyle	Lifestyle
	Allocation 85%	Allocation 70%	Allocation 50%
Distributions Paid From:
Ordinary income	$1,500,012	$2,100,011	$5,500,017

Net long-term capital gains	550,965	91,511	5,988,993

Total distributions paid	$2,050,977	$2,191,522	$11,489,010

The tax character of distributions paid during the fiscal year ended January 31, 2008 were as follows:

	Lifestyle	Lifestyle	Lifestyle
	Allocation 85%	Allocation 70%	Allocation 50%
Distributions Paid From:
Ordinary income	$1,420,008	$3,200,011	$7,600,019

Net long-term capital gains	5,093,948	1,984,918	1,950,292

Total distributions paid	$6,513,956	$5,184,929	$9,550,311

As of December 31, 2009, the components of accumulated earnings on a tax basis were as follows:

	Lifestyle		Lifestyle		Lifestyle
	Allocation 85%		Allocation 70%		Allocation 50%
Undistributed ordinary income — net	$332,130		$372,103		$629,135

Capital loss carryforward*	(17,930,520)		(32,236,118)		(19,621,569)

Other book/tax temporary differences	(53,017	)(a)	(230,060	)(c)	(396,566	)(c)

Unrealized appreciation/(depreciation)	(11,851,327	)(b)	(10,805,557	)(b)	(12,184,206	)(b)

Total accumulated earnings/(losses) — net	$(29,502,734)		$(42,899,632)		$(31,573,206)

*	As of December 31, 2009, the Portfolios had the following net capital loss carryforwards remaining:

	Lifestyle	Lifestyle	Lifestyle
Year of Expiration	Allocation 85%	Allocation 70%	Allocation 50%
12/31/2011	$(12,312,804)	$(12,404,012)	—

12/31/2012	(3,119,343)	(10,439,486)	—

12/31/2013	(1,280,698)	(3,049,716)	—

12/31/2016	—	(1,548,306)	$(6,640,552)

12/31/2017	(1,217,675)	(4,794,598)	(12,981,017)

	$(17,930,520)	$(32,236,118)	$(19,621,569)

These amounts will be available to offset any future taxable capital gains.

†	A portion of these losses is subject to certain limitations for tax purposes due to an owenership change that took place in a previous year.

(a)	Other book/tax temporary differences are attributable primarily to the book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

(c)	Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

8.	Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Portfolios, and Citigroup Global Markets

36   Legg Mason Variable Lifestyle Series 2009 Annual Report

Inc. (“CGM”), a former distributor of the Portfolios, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Portfolios (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9.	Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Portfolios, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly

Legg Mason Variable Lifestyle Series 2009 Annual Report   37

Notes to financial statements continued

charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds [collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM by the SEC. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the adviser for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

The five actions were subsequently consolidated, and a consolidated complaint was filed. On September 26, 2007, the U.S. District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. On February 16, 2010, the U.S. Court of Appeals for the Second Circuit issued its opinion affirming the dismissal, in part, and vacating and remanding, in part. The opinion affirmed the dismissal with prejudice of plaintiffs’ claim pursuant to Section 36(b) of the Investment Company Act but vacated the dismissal of the Section 10(b) securities fraud claim. The case has been remanded to Judge Pauley of the U.S. District Court for the Southern District of New York.

38   Legg Mason Variable Lifestyle Series 2009 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders
Legg Mason Partners Variable Equity Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Legg Mason Variable Lifestyle Allocation 85% (formerly Legg Mason Partners Variable Lifestyle Allocation 85%), Legg Mason Variable Lifestyle Allocation 70% (formerly Legg Mason Partners Variable Lifestyle Allocation 70%), and Legg Mason Variable Lifestyle Allocation 50% (formerly Legg Mason Partners Variable Lifestyle Allocation 50%), each a series of Legg Mason Partners Variable Equity Trust, as of December 31, 2009, and the related statements of operations for the period from February 1, 2009 to December 31, 2009 and for the year ended January 31, 2009, the statements of changes in net assets for the period from February 1, 2009 to December 31, 2009 and for each of the years in the two-year period ended January 31, 2009, and the financial highlights for the period from February 1, 2009 to December 31, 2009 and each of the years in the five-year period ended January 31, 2009. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the investee funds’ transfer agent and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Variable Lifestyle Allocation 85%, Legg Mason Variable Lifestyle Allocation 70%, and Legg Mason Variable Lifestyle Allocation 50%, as of December 31, 2009, and the results of their operations, the changes in their net assets, and the financial highlights for the periods described above, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 16, 2010

Legg Mason Variable Lifestyle Series 2009 Annual Report   39

Board approval of management and subadvisory
agreements (unaudited)

Legg Mason Variable Lifestyle Allocation 85%

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement of Legg Mason Variable Lifestyle Allocation 85% (the “Fund”), pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the Fund’s sub-advisory agreement, pursuant to which Legg Mason Global Asset Allocation, LLC (the “Sub-Adviser”) provides day-to-day management of the Fund’s portfolio. (The management agreement and sub-advisory agreement are collectively referred to as the “Agreements.”) The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Adviser. The Independent Trustees requested and received information from the Manager and the Sub-Adviser they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Adviser. Included was information about the Manager, the Sub-Adviser and the Fund’s distributor (including any distributors affiliated with the Fund during the past two years), as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Adviser. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, including the management of cash and short-term instruments, and the Manager’s role in coordinating the activities of the Sub-Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Adviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities between the Manager and the Sub-Adviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Sub-Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars,

40   Legg Mason Variable Lifestyle Series

and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Adviser.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional mixed-asset target allocation growth funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2009. The Fund performed below the median for each period. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2009, which showed the Fund’s performance had improved and was higher than the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers and the reasons for the Fund’s underperformance versus the Performance Universe. The Trustees noted that the Manager was committed to providing the resources necessary to assist the portfolio managers and improve Fund performance. Based on its review, the Board generally was satisfied with management’s efforts to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Expense ratios

The Board noted that the Fund bears indirectly its pro rata share of the expenses of the underlying funds in which it invests, including management fees payable by such underlying funds to the Manager or its affiliates. The Board noted that there is no management fee payable by the Fund to the Manager.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s overall expense ratio with those of a group of front-end load actively managed affiliated fund of funds consisting of one mixed-asset target allocation growth fund of funds, two mixed-asset target allocation conservative fund of funds and two mixed-asset target allocation moderate fund of funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load actively managed mixed-asset target allocation growth affiliated fund of funds, mixed-asset target allocation conservative affiliated fund of funds and mixed-asset target allocation moderate affiliated fund of funds (the “Expense Universe”). This information showed that the Fund’s actual total expense ratio was higher than the median of the total expense ratios of the funds in the Expense Group and lower than the average total expense ratio of the other funds in the Expense Universe. The Board noted that the Manager had contractually undertaken to limit Fund expenses until May 2010.

Legg Mason Variable Lifestyle Series   41

Board approval of management and subadvisory
agreements (unaudited) continued

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that as the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also have been appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the Fund’s expense ratio was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement.

Legg Mason Variable Lifestyle Allocation 70%

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement of Legg Mason Variable Lifestyle Allocation 70% (the “Fund”), pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the Fund’s sub-advisory agreement, pursuant to which Legg Mason Global Asset Allocation, LLC (the “Sub-Adviser”) provides day-to-day management of the Fund’s portfolio. (The management agreement and sub-advisory agreement are collectively referred to as the “Agreements.”) The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and

42   Legg Mason Variable Lifestyle Series

independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Adviser. The Independent Trustees requested and received information from the Manager and the Sub-Adviser they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Adviser. Included was information about the Manager, the Sub-Adviser and the Fund’s distributor (including any distributors affiliated with the Fund during the past two years), as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Adviser. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, including the management of cash and short-term instruments, and the Manager’s role in coordinating the activities of the Sub-Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Adviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities between the Manager and the Sub-Adviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Sub-Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Adviser.

Legg Mason Variable Lifestyle Series   43

Board approval of management and subadvisory
agreements (unaudited) continued

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional mixed-asset target allocation growth funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2009. The Fund performed below the median for each period. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2009, which showed the Fund’s performance had improved and was higher than the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers and the reasons for the Fund’s underperformance versus the Performance Universe. The Trustees noted that the Manager was committed to providing the resources necessary to assist the portfolio managers and improve Fund performance. Based on its review, the Board generally was satisfied with management’s efforts to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Expense ratios

The Board noted that the Fund bears indirectly its pro rata share of the expenses of the underlying funds in which it invests, including management fees payable by such underlying funds to the Manager or its affiliates. The Board noted that there is no management fee payable by the Fund to the Manager.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s overall expense ratio with those of a group of front-end load actively managed affiliated fund of funds consisting of one mixed-asset target allocation growth fund of funds, two mixed-asset target allocation conservative fund of funds and two mixed-asset target allocation moderate fund of funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load actively managed mixed-asset target allocation growth affiliated fund of funds, mixed-asset target allocation conservative affiliated fund of funds and mixed-asset target allocation moderate affiliated fund of funds (the “Expense Universe”). This information showed that the Fund’s actual total expense ratio was at the median of the total expense ratios of the funds in the Expense Group and lower than the average total expense ratio of the other funds in the Expense Universe. The Board noted that the Manager had contractually undertaken to limit Fund expenses until at least May 2010.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

44   Legg Mason Variable Lifestyle Series

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that as the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also have been appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the Fund’s expense ratio was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement.

Legg Mason Variable Lifestyle Allocation 50%

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement of Legg Mason Variable Lifestyle Allocation 50% (the “Fund”), pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the Fund’s sub-advisory agreement, pursuant to which Legg Mason Global Asset Allocation, LLC (the “Sub-Adviser”) provides day-to-day management of the Fund’s portfolio. (The management agreement and sub-advisory agreement are collectively referred to as the “Agreements.”) The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Adviser. The Independent Trustees requested and received information from the Manager and the Sub-Adviser they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Adviser. Included was information about the Manager, the Sub-Adviser and the Fund’s distributor (including any distributors affiliated with the Fund during the past two years), as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Legg Mason Variable Lifestyle Series   45

Board approval of management and subadvisory
agreements (unaudited) continued

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Adviser. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, including the management of cash and short-term instruments, and the Manager’s role in coordinating the activities of the Sub-Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Adviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities between the Manager and the Sub-Adviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Sub-Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Adviser.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional mixed-asset target allocation moderate funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2009. The Fund performed better than the median for the one-year period, below the median for the three- and five-year periods and at the median for the ten-year period. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2009, which showed the Fund’s performance had improved and was higher than the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers and the reasons for the Fund’s underperformance versus the Performance Universe. The Trustees noted that the Manager was committed to providing the resources

46   Legg Mason Variable Lifestyle Series

necessary to assist the portfolio managers and improve Fund performance. Based on its review, the Board generally was satisfied with management’s efforts to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Expense ratios

The Board noted that the Fund bears indirectly its pro rata share of the expenses of the underlying funds in which it invests, including management fees payable by such underlying funds to the Manager or its affiliates. The Board noted that there is no management fee payable by the Fund to the Manager.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s overall expense ratio with those of a group of front-end load actively managed affiliated fund of funds consisting of two mixed-asset target allocation moderate fund of funds, two mixed-asset target allocation growth fund of funds and two mixed-asset target allocation conservative fund of funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load actively managed mixed-asset target allocation moderate affiliated fund of funds, mixed-asset target allocation growth affiliated fund of funds and mixed-asset target allocation conservative affiliated fund of funds (the “Expense Universe”). This information showed that the Fund’s actual total expense ratio was lower than the median of the total expense ratios of the funds in the Expense Group and lower than the average total expense ratio of the other funds in the Expense Universe. The Board noted that the Manager had contractually undertaken to limit Fund expenses until at least May 2010.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that as the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also have been appropriately shared with shareholders through increased investment in fund management and administration resources.

Legg Mason Variable Lifestyle Series   47

Board approval of management and subadvisory
agreements (unaudited) continued

Taking all of the above into consideration, the Board determined that the Fund’s expense ratio was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement.

48   Legg Mason Variable Lifestyle Series

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Partners Variable Equity Trust (the “Trust”) are managed under the direction of the Board of Trustees. The current Trustees, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Portfolio (the “Independent Trustees”), and executive officers of the Portfolio, their years of birth, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

INDEPENDENT TRUSTEES
PAUL R. ADES

Birth year	1940

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1983

Principal occupation(s) during past five years	Law Firm of Paul R. Ades, PLLC (since 2000)

Number of portfolios in fund complex overseen by Trustee	54

Other board memberships held by Trustee	None

ANDREW L. BREECH

Birth year	1952

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1991

Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)

Number of portfolios in fund complex overseen by Trustee	54

Other board memberships held by Trustee	None

Legg Mason Variable Lifestyle Series   49

Additional information (unaudited) continued

Information about Trustees and Officers

DWIGHT B. CRANE

Birth year	1937

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1981

Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)

Number of portfolios in fund complex over-seen by Trustee	54

Other board memberships held by Trustee	None

ROBERT M. FRAYN, JR.*

Birth year	1934

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1981

Principal occupation(s) during past five years	Retired; formerly, President and Director, Book Publishing Co. (1970 to 2002)

Number of portfolios in fund complex overseen by Trustee	54

Other board memberships held by Trustee	None

FRANK G. HUBBARD

Birth year	1937

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1993

Principal occupation(s) during past five years	President, Avatar International, Inc. (business development) (since 1998)

Number of portfolios in fund complex overseen by Trustee	54

Other board memberships held by Trustee	None

50   Legg Mason Variable Lifestyle Series

HOWARD J. JOHNSON

Birth year	1938

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	From 1981 to 1998 and 2000 to Present

Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)

Number of portfolios in fund complex overseen by Trustee	54

Other board memberships held by Trustee	None

DAVID E. MARYATT

Birth year	1936

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1983

Principal occupation(s) during past five years	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1992)

Number of portfolios in fund complex overseen by Trustee	54

Other board memberships held by Trustee	None

JEROME H. MILLER

Birth year	1938

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1995

Principal occupation(s) during past five years	Retired

Number of portfolios in fund complex overseen by Trustee	54

Other board memberships held by Trustee	None

Legg Mason Variable Lifestyle Series   51

Additional information (unaudited) continued

Information about Trustees and Officers

KEN MILLER

Birth year	1942

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1983

Principal occupation(s) during past five years	President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (since 1963)

Number of portfolios in fund complex overseen by Trustee	54

Other board memberships held by Trustee	None

JOHN J. MURPHY

Birth year	1944

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 2002

Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)

Number of portfolios in fund complex overseen by Trustee	54

Other board memberships held by Trustee	Director, Nicholas Applegate Institutional Funds (since 2005); Trustee, Consulting Group Capital Markets Funds (since 2002); Trustee, UBS Funds (since 2008); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)

THOMAS F. SCHLAFLY

Birth year	1948

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1983

Principal occupation(s) during past five years	President, The Saint Louis Brewery, Inc. (brewery) (since 1989) Partner, Thompson Coburn LLP (law firm) (since 2009); of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firm (prior to May 2009)

Number of portfolios in fund complex overseen by Trustee	54

Other board memberships held by Trustee	Director, Citizens National Bank of Greater St. Louis (since 2006)

52   Legg Mason Variable Lifestyle Series

JERRY A. VISCIONE

Birth year	1944

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1993

Principal occupation(s) during past five years	Retired

Number of portfolios in fund complex overseen by Trustee	54

Other board memberships held by Trustee	None
INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3]

Birth year	1951

Position(s) held with Fund[1]	Trustee, President, Chairman, and Chief Executive Officer

Term of office[1] and length of time served[2]	Since 2002

Principal occupation(s) during past five years	Managing Director, Legg Mason & Co., LLC; Chairman of the Board and Trustee/Director of 147 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer (“CEO”) of certain mutual funds associated with Legg Mason, Inc. or its affiliates; President and CEO, Smith Barney Fund Management LLC and Chairman, President and CEO, CitiFund Management Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Managing Director of Citigroup Global Markets Inc. (1989 to 2006); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (2002 to 2005)

Number of portfolios in fund complex overseen by Trustee	134

Other board memberships held by Trustee	Former Trustee, Consulting Group Capital Markets Funds (2002 to 2006)
OFFICERS
KAPREL OZSOLAK Legg Mason 55 Water Street, New York, NY 10041

Birth year	1965

Position(s) held with Fund[1]	Chief Financial Officer and Treasurer

Term of office[1] and length of time served[2]	Since 2004

Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (2002 to 2004)

Legg Mason Variable Lifestyle Series   53

Additional information (unaudited) continued

Information about Trustees and Officers

TED P. BECKER Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1951

Position(s)held with Fund[1]	Chief Compliance Officer

Term of office[1] and length of time served[2]	Since 2006

Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at CAM or its predecessor (2002 to 2005);

JOHN CHIOTA Legg Mason 100 First Stamford Place, Stamford, CT 06902

Birth year	1968

Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer/Identity Theft Prevention Officer

Term of office[1] and length of time served[2]	Since 2006/2008

Principal occupation(s) during past five years	Identity Theft Prevention Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Vice President of Legg Mason or its predecessor (since 2004); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse

ROBERT I. FRENKEL Legg Mason 100 First Stamford Place, Stamford, CT 06902

Birth year	1954

Position(s) held with Fund[1]	Secretary and Chief Legal Officer

Term of office[1] and length of time served[2]	Since 2003

Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (2001 to 2004)

THOMAS C. MANDIA Legg Mason 100 First Stamford Place, Stamford, CT 06902

Birth year	1962

Position(s) held with Fund[1]	Assistant Secretary

Term of office[1] and length of time served[2]	Since 2000

Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); formerly, Managing Director and Deputy General Counsel for CAM (1992 to 2005)

54   Legg Mason Variable Lifestyle Series

ALBERT LASKAJ Legg Mason 55 Water Street, New York, NY 10041

Birth year	1977

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason (2005 to 2007); formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (2003 to 2005)

STEVEN FRANK Legg Mason 55 Water Street, New York, NY 10041

Birth year	1967

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served[2]	Since 2005

Principal occupation(s) during past five years	Vice President of Legg Mason (since 2002); Controller of certain mutual funds associated with Legg Mason or its predecessors (since 2005); formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (2001 to 2005)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable for a fund in the Legg Mason Partners funds complex.

[3]	Mr. Gerken is an “interested person” of the Trust as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

*	Mr. Frayn retired from the Board of Trustees effective December 31, 2009.

Legg Mason Variable Lifestyle Series   55

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable period ended December 31, 2009:

	Lifestyle Allocation 85%
Record date:	6/17/2009	12/29/2009

Payable date:	6/18/2009	12/30/2009

Dividends qualifying for the dividends received deduction for corporations	22.71%	28.43%

	Lifestyle Allocation 70%
Record date:	6/17/2009	12/29/2009

Payable date:	6/18/2009	12/30/2009

Dividends qualifying for the dividends received deduction for corporations	12.73%	17.51%

	Lifestyle Allocation 50%
Record date:	6/17/2009	12/29/2009

Payable date:	6/18/2009	12/30/2009

Dividends qualifying for the dividends received deduction for corporations	6.03%	8.37%

Please retain this information for your records.

56   Legg Mason Variable Lifestyle Series

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Legg Mason Variable Lifestyle Series

Trustees

Paul R. Ades
Andrew L. Breech
Dwight B. Crane
Robert M. Frayn, Jr.*
R. Jay Gerken, CFA
  Chairman
Frank G. Hubbard
Howard J. Johnson
David E. Maryatt
Jerome H. Miller
Ken Miller
John J. Murphy
Thomas F. Schlafly
Jerry A. Viscione

Investment manager

Legg Mason Partners Fund
Advisor, LLC

Subadviser

Legg Mason Global Asset
Allocation, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Independent registered public
accounting firm

KPMG LLP
345 Park Avenue
New York, New York 10154

*	Mr. Frayn retired from the Board of Trustees effective December 31, 2009.

Legg Mason Variable Lifestyle Series

Legg Mason Variable Lifestyle Allocation 85%
Legg Mason Variable Lifestyle Allocation 70%
Legg Mason Variable Lifestyle Allocation 50%

The Portfolios are separate investment series of Legg Mason Partners Variable Equity Trust, a Maryland business trust.

Legg Mason Variable Lifestyle Series
Legg Mason Funds
55 Water Street
New York, New York 10041

The Portfolios file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolios Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Portfolios, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Portfolios voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Portfolios’ website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Variable Lifestyle Allocation 85%, Legg Mason Variable Lifestyle Allocation 70% and Legg Mason Variable Lifestyle Allocation 50%. This report is not authorized for distribution to prospective investors in the Portfolios unless preceded or accompanied by a current prospectus.

Investors should consider each Portfolio’s investment objectives, risks, charges and expenses carefully before investing. Each prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC
Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information

                    NOT PART OF THE ANNUAL REPORT

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

• Each was purposefully chosen for their commitment to investment excellence.

• Each is focused on specific investment styles and asset classes.

• Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eleventh-largest money manager in the world, according to Pensions & Investments, May 18, 2009, based on 12/31/08 worldwide assets under management.

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD01436 2/10 SR10-1022

NOT PART OF THE ANNUAL REPORT

ITEM 2. CODE OF ETHICS.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Directors of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
a) Audit Fees. The aggregate fees billed in the previous fiscal years ending January 31, 2008, January 31, 2009 and December 31, 2009 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $53,100 in January 31, 2008, $56,100 in January 31, 2009 and $69,300 in December 31, 2009.
b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $7,500 in January 31, 2008, $0 in January 31, 2009 and $1,427 in December 31, 2009. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Variable Equity Trust.
In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Variable Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).
(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $8,600 in January 31, 2008, $19,000 in January 31, 2009 and $43,200 in December 31, 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.
There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.
d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Variable Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.
(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.
(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.
The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.
Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.
(2) For the Legg Mason Partners Variable Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100%, 100% and 100% for January 31, 2008, January 31, 2009 and December 31, 2009; Tax Fees were 100%, 100% and 100% for January 31, 2008, January 31, 2009 and December 31, 2009; and Other Fees were 100%, 100% and 100% for January 31, 2008, January 31, 2009 and December 31, 2009.
(f) N/A
(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Equity Trust during the reporting period were $0 in 2009.

(h) Yes. Legg Mason Partners Variable Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:
Paul R. Ades
Andrew L. Breech
Dwight B. Crane
Robert M. Frayn, Jr.
Frank G. Hubbard
Howard J. Johnson
David E. Maryatt
Jerome H. Miller
Ken Miller
John J. Murphy
Thomas F. Schlafly
Jerry A. Viscione
b)	Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Included herein under Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.
(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH
(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.
Legg Mason Partners Variable Equity Trust

By:	/s/ R. Jay Gerken R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Variable Equity Trust
Date: March 3, 2010
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Variable Equity Trust
Date: March 3, 2010

By:	/s/ Kaprel Ozsolak Kaprel Ozsolak
Chief Financial Officer of
Legg Mason Partners Variable Equity Trust
Date: March 3, 2010